Hypothetical Bond Structure



     Sr/Sub - pass-thru floater
     DescritiBond ID Balances    WAL    Mod Dur Window (CBenchmarSpread
                              (Call / Ma(Call / Mat)
     ------------------------------------------------------------------
      Conf    AV-1   500,000,002.23/2.40 2.15/2.366/147    1mL    [ ]
      NConf   AV-2   788,000,002.23/2.40 2.15/2.366/147    1mL    [ ]
       Mez    MV-1   52,500,0004.03/4.31 3.83/4.029/62     1mL    [ ]
       Mez    MV-2   49,000,0003.9/3.99  3.62/3.630/48     1mL    [ ]
       Sub    MV-3   10,500,0003.19/3.19 2.92/2.912/12     1mL    [ ]


                               Assumptions:
                               - MI down to 50% LTV (MGIC)
                               - Prepay speed is 100 PPC as defined below

                                                Period  CPR
                        Natural AFC             1 - 11   2
             Period  Static 6m6mL = 20%         12 - 22  30
             ---------------------------
                1     8.313     8.313           23 - 27  50
                2     6.374     6.374           28...    35
                3     6.168     6.168
                4     6.374     6.374
                5     6.168     6.168
                6     6.169     6.169
                7     6.374     6.374
                8     6.169     6.169
                9     6.375     6.375
               10     6.170     6.175
               11     6.170     6.175
               12     6.596     6.600
               13     6.170     6.174
               14     6.376     6.380
               15     6.170     6.174
               16     6.376     6.382
               17     6.221     6.228
               18     6.223     6.229
               19     6.433     6.439
               20     6.227     6.233
               21     6.440     6.447
               22     6.237     6.245
               23     6.848     8.153
               24     7.588     9.034
               25     6.860     8.168
               26     7.096     8.458
               27     6.871     8.190
               28     7.105     8.471
               29     6.881     9.012
               30     6.886     9.019
               31     7.121     9.327
               32     6.897     9.034
               33     7.133     9.344
               34     6.910     9.053
               35     7.168    10.730
               36     7.945    11.892
               37     7.184    10.753
               38     7.423    11.112
               39     7.184    10.754
               40     7.423    11.112
               41     7.184    11.907
               42     7.190    11.917
               43     7.436    12.324
               44     7.203    11.938
               45     7.450    12.347
               46     7.217    11.960
               47     7.224    12.414
               48     8.006    13.758
               49     7.240    12.440
               50     7.489    12.869
               51     7.256    12.468
               52     7.507    12.899
               53     7.274    12.840
               54     7.284    12.856
               55     7.537    13.302
               56     7.304    12.891
               57     7.558    13.339
               58     7.325    12.928
               59     7.337    12.959
               60     7.855    13.874
               61     7.361    13.000
               62     7.619    13.456
               63     7.387    13.045
               64     7.647    13.504
               65     7.415    13.093

GMAC RFC  [GRAPHIC OMITTED][GRAPHIC OMITTED]


RASC SERIES 2003-KS2 TRUST

GEORGIA LOAN INFORMATION



o THERE ARE 181 GEORGIA LOANS IN THE POOL. NONE ARE GOVERNED BY THE GEORGIA FAIR LENDING ACT (GFLA).

- Loan Group I  contains  [51] GA loans

- [15] loans were originated prior to October 1, 2002 (thus not governed by the GFLA)

-    [33] loans are non-owner occupied (thus not governed by the GFLA)

-    [3] loans are jumbo balance (thus not governed by the GFLA)

-    Loan Group II-A contains [12] GA loans

- [12] loans were originated prior to October 1, 2002 (thus not governed by the GFLA)

-       Loan Group II-B contains [118] GA loans

- [5] loans were originated prior to October 1, 2002 (thus not governed by the GFLA)

-    [106] loans are non-owner occupied (thus not governed by the GFLA)

-    [7] loans are jumbo balance (thus not governed by the GFLA)

                                  RASC 2003-KS2
         Selected Mortgage Loan Data as of the Statistical Cut-Off Date

                             Group I Mortgage Loans


                                                                         Group I Loans with Combined
                                                                        Original Loan-to-Value Ratios    Group I Loans with Combined
                                        Group I Loans covered by the    50% or greater not covered by  Original Loan-to-Value Ratios
Mortgage Loan Characteristics            Mortgage Insurance Policy      the Mortgage Insurance Policy           less than 50%


Weighted Average Combined Original                 79.75%                          81.70%                           39.24%
Loan-to-Value Ratio

Weighted Average Mortgage Rate                     8.143%                          8.599%                           8.045%

Weighted Average Net Mortgage Rate                 6.402%                          8.059%                           7.545%

Weighted Average Remaining Term to               331 months                      310 months                       287 months
Maturity

Average Original Balance                        $107,727.34                      $80,947.75                       $63,368.26

Average Statistical Cut-Off Date                $107,574.35                      $80,818.41                       $63,205.01
Principal Balance

Weighted Average Credit Score                       630                              610                             607

Lien Position                                  First: 100.00%                   First: 87.55%                   First: 97.79%

                                               Second: 0.00%                   Second: 12.45%                   Second: 2.21%


________________________________________________________________________________
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as
appropriate  (the  "material"),  is for your  private  information,  and Banc of
America  Securities LLC (the  "Underwriter")  is not soliciting any action based upon  it.  This  material  is not to be  construed  as an  offer  to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or  solicitation  would be illegal.  This material is based on information that the Underwriter considers reliable,  but the Underwriter does not represent that it is accurate or  complete,  and it should not be relied upon as such.  By accepting  this  material,  the recipient  agrees that it will not distribute or provide the  material to any other  person.  The  information  contained in this material may pertain to securities that ultimately are not sold. The information contained  in  this  material  may be  based  on  assumptions  regarding  market conditions  and other  matters as reflected  herein.  The  Underwriter  makes no
representation  regarding  the  reasonableness  of  such  assumptions,   or  the
likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions  or events,  and this  material  should  not be relied  upon for such purposes. The Underwriter and its affiliates,  officers, directors, partners and employees,  including  persons  involved in the  preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell,  the  securities  mentioned  therein  or  derivatives  thereof  (including options). This material may be filed with the Securities and Exchange Commission
(the  "SEC"),  and  incorporated  by reference  into an  effective  registration statement  previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are  ultimately  offered  for  sale  pursuant  to such  registration  statement.
Information  contained in this  material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein supersedes all prior information  regarding such assets.  Any information in the material,  whether  regarding the assets backing any  securities  discussed  herein  or  otherwise,  will  be  superseded  by the information  contained in any final prospectus for any securities  actually sold to you.  This  material is furnished  solely by the  Underwriter  and not by the issuer  of the  securities.  The  issuer  of the  securities  has not  prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not  authorized the  dissemination  of this material.  The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC



                                                                                   Group                            Group
                                                                                     I                                I
                                                                                 First Lien                      Second Lien
Mortgage Loan Characteristics                                                  Mortgage Loans                  Mortgage Loans


Weighted Average Combined Original Loan-to-Value Ratio                             78.43%                          95.86%

Weighted Average Mortgage Rate                                                     8.140%                          11.744%

Weighted Average Net Mortgage Rate                                                 6.843%                          11.164%

Weighted Average Remaining Term to Maturity                                      327 months                      214 months

Average Original Balance                                                        $107,287.37                      $26,989.47

Average Statistical Cut-Off Date Principal Balance                              $107,126.49                      $26,936.93

Weighted Average Credit Score                                                       622                              613


                                       Credit Score Distribution of the Group I First Lien Loans

                                                        Number of Group I              Statistical            Percent of First Lien
                                                            First Lien                Cut-Off Date                Cut-Off Date
              Range of Credit Scores                      Mortgage Loans            Principal Balance           Principal Balance

499 or less                                                         62                      $    4,686,810            0.66%
500 - 519                                                           83                           6,009,707             0.85
520 - 539                                                          231                          19,665,067             2.77
540 - 559                                                          492                          44,528,385             6.28
560 - 579                                                          664                          60,460,362             8.53
580 - 599                                                          734                          74,374,139            10.49
600 - 619                                                        1,218                         130,171,718            18.37
620 - 639                                                        1,057                         121,935,321            17.20
640 - 659                                                          867                         101,977,645            14.39
660 - 679                                                          538                          67,143,842             9.47
680 - 699                                                          272                          32,287,205             4.56
700 - 719                                                          170                          21,229,340             3.00
720 - 739                                                           95                          11,112,251             1.57
740 - 759                                                           56                           5,815,351             0.82
760 or greater                                                      57                           6,482,020             0.91
Subtotal with Credit Scores                                      6,596                     $   707,879,163             99.88%
Not Available                                                       20                             869,718             0.12

                       TOTAL                                     6,616                     $   708,748,881            100.00%




                                     Original Loan-to-Value Ratios of the Group I First Lien Loans

                                                        Number of Group I             Statistical           Percent of First Lien
                                                           First Lien                 Cut-Off Date               Cut-Off Date
          Range of Loan-to-Value Ratios                  Mortgage Loans            Principal Balance          Principal Balance

  0.01% - 50.00%                                                   409                    $    26,670,880                      3.76%
50.01% - 60.00%                                                    360                         33,212,719                     4.69
60.01% - 70.00%                                                    784                         81,915,480                    11.56
70.01% - 75.00%                                                    734                         78,538,950                    11.08
75.01% - 80.00%                                                  1,806                        206,561,836                    29.14
80.01% - 85.00%                                                  1,012                        113,715,957                    16.04
85.01% - 90.00%                                                  1,151                        126,628,809                    17.87
90.01% - 95.00%                                                    360                         41,504,250                     5.86

                      TOTAL                                      6,616                    $   708,748,881                    100.00%



                                           Original Balances of the Group I First Lien Loans

                                                        Number of Group I             Statistical           Percent of First Lien
                                                           First Lien                 Cut-Off Date               Cut-Off Date
            Range of Original Balances                   Mortgage Loans            Principal Balance          Principal Balance

           $1 - $25,000                                            116                     $    2,550,037                      0.36%
  $25,001 - $50,000                                              1,069                         42,274,955                     5.96
  $50,001 - $75,000                                              1,556                         96,744,886                    13.65
  $75,001 - $100,000                                             1,151                         99,695,352                    14.07
$100,001 - $150,000                                              1,369                        166,555,880                    23.50
$150,001 - $200,000                                                689                        119,273,886                    16.83
$200,001 - $250,000                                                323                         71,787,313                    10.13
$250,001 - $300,000                                                171                         46,791,346                     6.60
$300,001 - $350,000                                                 78                         25,188,156                     3.55
$350,001 - $400,000                                                 65                         24,486,630                     3.45
$400,001 - $450,000                                                 13                          5,575,914                     0.79
$450,001 - $500,000                                                 11                          5,249,602                     0.74
$500,001 - $550,000                                                  5                          2,574,923                     0.36

                      TOTAL                                      6,616                    $   708,748,881                    100.00%




                                      Credit Score Distribution of the Group I Second Lien Loans

                                                     Number of Group I Second          Statistical           Percent of Second Lien
                                                               Lien                   Cut-Off Date                Cut-Off Date
              Range of Credit Scores                      Mortgage Loans            Principal Balance          Principal Balance

499 or less                                                          6                       $      93,146               0.27%
500 - 519                                                           43                             767,329              2.23
520 - 539                                                           68                           1,358,316              3.95
540 - 559                                                          110                           2,345,147              6.83
560 - 579                                                          128                           2,732,820              7.96
580 - 599                                                          196                           5,201,924             15.15
600 - 619                                                          250                           6,922,896             20.16
620 - 639                                                          200                           5,845,289             17.02
640 - 659                                                          116                           3,675,292             10.70
660 - 679                                                           70                           2,351,900              6.85
680 - 699                                                           44                           1,530,602              4.46
700 - 719                                                           26                             918,664              2.67
720 - 739                                                            9                             354,749              1.03
740 - 759                                                            3                              75,196              0.22
760 or greater                                                       6                             171,314              0.50

                       TOTAL                                     1,275                      $   34,344,582             100.00%


                                Original Combined Loan-to-Value Ratios of the Group I Second Lien Loans

                                                    Number of Group I Second          Statistical           Percent of Second Lien
                                                              Lien                    Cut-Off Date               Cut-Off Date
          Range of Loan-to-Value Ratios                  Mortgage Loans            Principal Balance          Principal Balance

  0.01% - 50.00%                                                     9                      $     496,224                      1.44%
50.01% - 60.00%                                                      8                            550,785                     1.60
60.01% - 70.00%                                                      9                            461,448                     1.34
70.01% - 75.00%                                                     10                            679,581                     1.98
75.01% - 80.00%                                                     10                            531,368                     1.55
80.01% - 85.00%                                                     18                            594,016                     1.73
85.01% - 90.00%                                                     50                          1,780,264                     5.18
90.01% - 95.00%                                                    129                          2,506,346                     7.30
95.01% - 100.00%                                                 1,032                         26,744,549                    77.87

                      TOTAL                                      1,275                     $   34,344,582                    100.00%


                                          Original Balances of the Group I Second Lien Loans

                                                    Number of Group I Second          Statistical           Percent of Second Lien
                                                              Lien                    Cut-Off Date               Cut-Off Date
            Range of Original Balances                   Mortgage Loans            Principal Balance          Principal Balance

           $1 - $25,000                                            743                    $    12,982,167                     37.80%
  $25,001 - $50,000                                                429                         14,344,592                    41.77
  $50,001 - $75,000                                                 79                          4,744,886                    13.82
  $75,001 - $100,000                                                19                          1,631,156                     4.75
$100,001 - $150,000                                                  4                            442,327                     1.29
$150,001 - $200,000                                                  1                            199,454                     0.58

                      TOTAL                                      1,275                    $    34,344,582                    100.00%




                                                        Group II Mortgage Loans


                                                                     Group II Loans with Combined
                                                                     Original Loan-to-Value Ratios    Group II Loans with Combined
                                    Group II Loans covered by the    50% or greater not covered by   Original Loan-to-Value Ratios
Mortgage Loan Characteristics         Mortgage Insurance Policy      the Mortgage Insurance Policy           less than 50%


Weighted Average Original                          81.66%                          83.17%                           39.99%
Loan-to-Value Ratio

Weighted Average Mortgage Rate                     7.873%                          8.129%                           7.879%

Weighted Average Net Mortgage Rate                 5.678%                          7.580%                           7.335%

Weighted Average Remaining Term to               359 months                      359 months                       359 months
Maturity

Average Original Balance                        $131,338.60                      $130,737.14                      $87,473.03

Average Statistical Cut-Off Date                $131,223.22                      $130,567.46                      $87,412.70
Principal Balance

Weighted Average Credit Score                       621                              597                             601

Lien Position                                  First: 100.00%                  First: 100.00%                   First: 100.00%

                                               Second: 0.00%                    Second: 0.00%                   Second: 0.00%





                                                Original Balances of the Group II Loans

                                                       Number of Group II             Statistical                 Percent of
                                                           First Lien                 Cut-Off Date               Cut-Off Date
            Range of Original Balances                   Mortgage Loans            Principal Balance          Principal Balance

           $1 - $25,000                                             39                      $     848,419                      0.08%
  $25,001 - $50,000                                                635                         26,237,626                     2.57
  $50,001 - $75,000                                              1,299                         81,773,905                     8.00
  $75,001 - $100,000                                             1,380                        120,937,344                    11.83
$100,001 - $150,000                                              2,071                        254,275,890                    24.87
$150,001 - $200,000                                              1,195                        206,528,679                    20.20
$200,001 - $250,000                                                617                        137,349,718                    13.43
$250,001 - $300,000                                                316                         86,852,103                     8.49
$300,001 - $350,000                                                182                         58,670,207                     5.74
$350,001 - $400,000                                                 89                         33,359,039                     3.26
$400,001 - $450,000                                                 13                          5,589,429                     0.55
$450,001 - $500,000                                                 14                          6,788,177                     0.66
$500,001 - $550,000                                                  3                          1,614,884                     0.16
$550,001 - $600,000                                                  2                          1,153,526                     0.11
$600,001 - $650,000                                                  1                            640,000                     0.06

                      TOTAL                                      7,856                   $  1,022,618,945                    100.00%



--------------------------------------------------------------------------------
Residential Asset Securities Corporation
Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2003-KS2 $[2,100,000,000]  (approximate)

GMAC RFC (Graphic Omitted)
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE COLLATERAL

---------------------------------------------------------------------------------------------------------------------------------
                                                       GROUP II MORTGAGE LOANS

Summary                                                                                Total            Minimum          Maximum
---------------------------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance                   $1,022,618,945.38
Number of Loans                                                                        7,856
Average Current Loan Balance                                                     $130,170.44         $12,600.00      $640,000.00
(1)  Weighted Average Original Loan-to-Value Ratio                                    81.54%              8.00%           95.00%
(1) Weighted Average Mortgage Rate                                                    7.947%             5.400%          13.930%
(1) Weighted Average Net Mortgage Rate                                                6.248%             3.485%          13.350%
(1) Weighted Average Note Margin                                                      7.504%             2.750%          12.600%
(1) Weighted Average Maximum Mortgage Rate                                           14.384%             7.875%          23.000%
(1) Weighted Average Minimum Mortgage Rate                                            7.927%             2.750%          13.930%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)                           26                  4               46
(1) Weighted Average Remaining Term to Maturity (months)                                 359                172              360
(1) (2) Weighted Average Credit Score                                                    614                440              809
---------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.72% of the Group II Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Percent of Cut-Off Date
                                                        Range                                            Principal Balance
         Product Type                                   Adjustable                                               100.00%
                                                        Fixed                                                      0.00%

         Fully Amortizing Mortgage Loans                                                                         100.00%

         Lien                                           First                                                    100.00%
                                                        Second                                                     0.00%

         Property Type                                  Single-family detached                                    82.62%
                                                        Planned Unit Development (detached)                        6.16%
                                                        Two- to four- family units                                 5.45%
                                                        Condo Low-Rise (less than 5 stories)                       2.97%
                                                        Planned Unit Development (attached)                        1.61%
                                                        Townhouse                                                  0.61%
                                                        Manufactured Home                                          0.52%

         Occupancy Status                               Primary Residence                                         91.33%
                                                        Non Owner-occupied                                         7.93%
                                                        Second/Vacation                                            0.74%

         Geographic Distribution                        California                                                18.45%
                                                        Michigan                                                   8.12%
                                                        Florida                                                    6.60%
                                                        Minnesota                                                  6.57%
                                                        Illinois                                                   5.02%
         Number of States (including DC)                51
         Largest Zip Code Concentration                 48221                                                      0.23%
         Loans with Mortgage Insurance                                                                            70.14%
         Loans with Prepayment Penalties                                                                          84.89%
---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet,
or Computational Materials, as appropriate (the "material"), is for your private information  and  Banc of  America  Securities  LLC (the  "Underwriter")  is not
soliciting  any action based upon it. This material is not to be construed as an offer  to sell or the  solicitation  of any  offer  to buy any  security  in any jurisdiction where such an offer or solicitation would be illegal. This material is based  on  information  that  the  Underwriter  considers  reliable,  but the
Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient  agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to  securities  that  ultimately  are not sold.  The  information  contained in this material may be based on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions or the likelihood  that any of such  assumptions  will coincide with actual market conditions or events,  and this material should not be relied upon for such purposes.  The Underwriter and their affiliates,  officers,  directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance of this material may, from time to time,  have long or short  positions in, and buy and sell, the securities  mentioned  therein or derivatives  thereof
(including options). This material may be filed with the Securities and Exchange
Commission  (the  "SEC")  and   incorporated  by  reference  into  an  effective
registration  statement  previously  filed  with the SEC  under  Rule 415 of the
Securities Act of 1933,  including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information  contained  in this  material  is current as of the date appearing on this material  only.  Information  in this  material  regarding any assets backing any securities  discussed herein supersedes all prior information regarding such assets.  Any information in the material,  whether  regarding the assets backing any securities discussed herein or otherwise,  will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the  securities.  The  issuer  of the  securities  have not  prepared,
reviewed  or  participated  in  the  preparation  of  this  material,   are  not
responsible  for the  accuracy  of this  material  and have not  authorized  the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 12






Credit Score Distribution of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                    Range of                            Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                 Credit Scores                           Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 499 or less                                                54                   $    5,225,164                            0.51%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 500 - 519                                                  87                        8,303,510                           0.81
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 520 - 539                                                 301                       32,682,163                           3.20
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 540 - 559                                                 609                       68,087,167                           6.66
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 560 - 579                                                 969                      112,420,981                          10.99
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 580 - 599                                               1,158                      144,890,548                          14.17
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 600 - 619                                               1,575                      214,282,469                          20.95
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 620 - 639                                               1,210                      170,519,821                          16.67
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 640 - 659                                                 823                      118,386,220                          11.58
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 660 - 679                                                 482                       68,649,270                           6.71
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 680 - 699                                                 242                       33,556,093                           3.28
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 700 - 719                                                 142                       19,143,219                           1.87
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 720 - 739                                                  79                       11,460,343                           1.12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 740 - 759                                                  44                        5,816,741                           0.57
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 760 or greater                                             39                        6,357,000                           0.62
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Subtotal with Credit Scores                             7,814                 $  1,019,780,710                           99.72%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Not Available                                              42                        2,838,235                           0.28
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================

(1) Mortgage  Loans  indicated as having a Credit Score that is "not  available"  include  certain  Mortgage  Loans where the Credit
Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


Original Mortgage Loan Principal Balances of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
               Range of Original                        Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                 Mortgage Loan                        of Mortgage           the Statistical          Outstanding as of the
               Principal Balances                        Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
            $1 - $100,000                                3,353                  $   229,797,294                           22.47%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                                     3,266                      460,804,568                          45.06
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                                       933                      224,201,820                          21.92
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                                       271                       92,029,246                           9.00
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                                        27                       12,377,606                           1.21
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 $500,001 - $600,000                                         5                        2,768,411                           0.27
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 $600,001 - $700,000                                         1                          640,000                           0.06
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================



Net Mortgage Rates of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                    Range of                            Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
               Net Mortgage Rates                        Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   3.000% - 3.499%                                           2                    $     196,477                            0.02%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                          49                        9,402,052                           0.92
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                         264                       46,799,777                           4.58
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                                         735                      120,942,429                          11.83
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                       1,043                      160,505,860                          15.70
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                       1,218                      158,885,690                          15.54
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                       1,192                      148,242,498                          14.50
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                         989                      117,753,505                          11.51
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                         660                       76,902,190                           7.52
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                         529                       65,137,879                           6.37
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                         557                       60,697,707                           5.94
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                         310                       31,491,915                           3.08
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                         172                       15,614,974                           1.53
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                          72                        6,007,867                           0.59
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                          36                        2,346,958                           0.23
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                          18                        1,277,276                           0.12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                           8                          337,098                           0.03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                           1                           36,590                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 13.000% - 13.499%                                           1                           40,204                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================




Mortgage Rates of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                    Range of                            Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                 Mortgage Rates                          Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                           1                    $     184,000                            0.02%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                          45                        8,619,293                           0.84
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                         204                       38,547,003                           3.77
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                         773                      135,292,432                          13.23
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                         930                      144,966,988                          14.18
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                       1,671                      235,095,692                          22.99
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                       1,216                      146,971,972                          14.37
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                       1,633                      183,275,358                          17.92
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                         709                       69,971,875                           6.84
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                         433                       40,462,984                           3.96
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                         124                       10,935,038                           1.07
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                          81                        6,098,228                           0.60
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                          22                        1,562,962                           0.15
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                          12                          558,328                           0.05
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                           1                           36,590                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 13.500% - 13.999%                                           1                           40,204                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================




Original Loan-to-Value Ratios of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
               Range of Original                        Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
              Loan-to-Value Ratios                       Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 0.01% - 50.00%                                            180                  $    15,846,001                            1.55%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 50.01% - 55.00%                                            91                        9,098,666                           0.89
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 55.01% - 60.00%                                           158                       16,724,569                           1.64
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 60.01% - 65.00%                                           210                       23,936,402                           2.34
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 65.01% - 70.00%                                           398                       47,402,664                           4.64
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 70.01% - 75.00%                                           543                       67,768,244                           6.63
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 75.01% - 80.00%                                         2,597                      357,523,221                          34.96
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 80.01% - 85.00%                                         1,339                      171,932,728                          16.81
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                                         1,825                      242,251,615                          23.69
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                                           515                       70,134,835                           6.86
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================


Geographic Distribution of Mortgaged Properties of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                                                        Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
               State or Territory                        Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 California                                                913                  $   188,710,556                           18.45%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Michigan                                                  791                       82,999,498                           8.12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Florida                                                   551                       67,530,951                           6.60
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Minnesota                                                 461                       67,232,818                           6.57
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Illinois                                                  402                       51,325,554                           5.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Texas                                                     421                       49,534,320                           4.84
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Wisconsin                                                 398                       40,758,692                           3.99
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Colorado                                                  215                       35,850,951                           3.51
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 All Other States                                        3,704                      438,675,606                          42.90
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================


Mortgage Loan Purpose of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                  Loan Purpose                          Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                                                         Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Purchase                                                2,999                  $   386,053,871                           37.75%
---------------------------------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                                       429                       54,649,512                           5.34
---------------------------------------------------------------------------------------------------------------------------------
 Equity Refinance                                        4,428                      581,915,562                          56.90
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================



Mortgage Loan Documentation Type of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
               Documentation Type                       Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                                                         Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Full Documentation                                      6,379                  $   810,218,850                           79.23%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Reduced Documentation                                   1,477                      212,400,095                          20.77
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================



Occupancy Types of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                   Occupancy                            Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                                                         Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Primary Residence                                       6,926                  $   933,938,837                           91.33%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Non Owner-occupied                                        874                       81,094,342                           7.93
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Second/Vacation                                            56                        7,585,766                           0.74
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================


Mortgaged Property Types of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                 Property Type                          Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                                                         Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Single-family detached                                  6,652                  $   844,855,213                           82.62%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)                      354                       62,946,593                           6.16
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Two- to four- family units                                394                       55,733,500                           5.45
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)                      230                       30,381,769                           2.97
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)                       97                       16,455,856                           1.61
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Townhouse                                                  57                        6,200,837                           0.61
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Manufactured Home                                          67                        5,317,387                           0.52
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Condo High-Rise (9 stories or more)                         2                          425,185                           0.04
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Condo Mid-Rise (5 to 8 stories)                             2                          239,000                           0.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Leasehold                                                   1                           63,605                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================



Credit Grades of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                 Credit Grades                          Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                                                         Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 A4                                                      3,233                  $   446,657,070                           43.68%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 AX                                                      2,188                      301,255,659                          29.46
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 AM                                                      1,269                      154,573,574                          15.12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 B                                                         759                       81,359,338                           7.96
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 C                                                         275                       27,235,103                           2.66
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 CM                                                        132                       11,538,201                           1.13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================


Prepayment Penalty Terms of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
            Prepayment Penalty Term                     Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                                                         Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 None                                                    1,120                  $   154,481,188                           15.11%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 12 Months                                                 255                       40,974,618                           4.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 24 Months                                               3,433                      478,759,124                          46.82
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 36 Months                                               2,745                      317,354,136                          31.03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 48 Months                                                   4                          502,800                           0.05
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 60 Months                                                 257                       24,499,096                           2.40
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Other (1)                                                  42                        6,047,984                           0.59
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================

(1)   Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.




Note Margins of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                    Range of                            Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                  Note Margins                           Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   2.500% - 2.999%                                           1                    $     288,825                            0.03%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   3.500% - 3.999%                                           1                          116,275                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   4.000% - 4.499%                                          16                        3,613,367                           0.35
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   4.500% - 4.999%                                          78                       14,705,400                           1.44
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   5.000% - 5.499%                                         181                       31,344,580                           3.07
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   5.500% - 5.999%                                         211                       35,549,031                           3.48
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   6.000% - 6.499%                                         434                       68,537,019                           6.70
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   6.500% - 6.999%                                       1,590                      257,745,721                          25.20
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   7.000% - 7.499%                                         796                      101,875,884                           9.96
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   7.500% - 7.999%                                       1,262                      155,785,687                          15.23
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   8.000% - 8.499%                                       1,288                      150,930,318                          14.76
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   8.500% - 8.999%                                       1,059                      113,580,319                          11.11
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   9.000% - 9.499%                                         510                       51,441,848                           5.03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   9.500% - 9.999%                                         235                       22,184,265                           2.17
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 10.000% - 10.499%                                         113                        8,704,481                           0.85
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 10.500% - 10.999%                                          59                        4,410,921                           0.43
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 11.000% - 11.499%                                          13                          863,928                           0.08
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 11.500% - 11.999%                                           5                          745,074                           0.07
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 12.000% - 12.499%                                           3                          155,726                           0.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 12.500% - 12.999%                                           1                           40,278                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================



Maximum Mortgage of the Group II Loans


---------------------------------------------------------------------------------------------------------------------------------
                    Range of                            Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
             Maximum Mortgage Rates                      Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                                           1                    $      79,945                            0.01%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                                          32                        5,899,469                           0.58
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                                         407                       68,189,670                           6.67
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                                       2,053                      315,798,601                          30.88
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 14.000% - 14.999%                                       3,020                      384,402,782                          37.59
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 15.000% - 15.999%                                       1,712                      188,762,277                          18.46
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 16.000% - 16.999%                                         530                       50,412,366                           4.93
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 17.000% - 17.999%                                          84                        7,718,195                           0.75
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 18.000% - 18.999%                                          13                          862,650                           0.08
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 19.000% - 19.999%                                           2                           76,794                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 20.000% - 20.999%                                           1                          201,339                           0.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 23.000% - 23.999%                                           1                          214,858                           0.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================



Minimum Mortgage of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
                    Range of                            Number            Principal Balance            Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
             Minimum Mortgage Rates                      Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   2.000% - 2.999%                                           1                    $     288,825                            0.03%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   4.000% - 4.999%                                          21                        3,073,076                           0.30
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   5.000% - 5.999%                                         132                       21,676,126                           2.12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   6.000% - 6.999%                                       1,013                      177,013,333                          17.31
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   7.000% - 7.999%                                       2,426                      348,533,250                          34.08
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   8.000% - 8.999%                                       2,840                      335,501,613                          32.81
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   9.000% - 9.999%                                       1,138                      113,987,225                          11.15
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 10.000% - 10.999%                                         235                       18,930,534                           1.85
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 11.000% - 11.999%                                          44                        3,286,970                           0.32
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 12.000% - 12.999%                                           5                          287,790                           0.03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 13.000% - 13.999%                                           1                           40,204                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================



Next Interest Rate Adjustment Dates of the Group II Loans

---------------------------------------------------------------------------------------------------------------------------------
               Next Interest Rate                       Number            Principal Balance           Percent of Aggregate
                                                                          Outstanding as of            Principal Balance
                                                      of Mortgage           the Statistical          Outstanding as of the
                Adjustment Date                          Loans             Calculation Date       Statistical Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 June 2003                                                   1                    $      83,178                            0.01%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 July 2003                                                   1                          217,875                           0.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 August 2003                                                 2                          635,000                           0.06
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 November 2003                                               4                          333,031                           0.03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 January 2004                                                4                          499,884                           0.05
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 February 2004                                               2                          313,744                           0.03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 March 2004                                                  3                          287,591                           0.03
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 April 2004                                                  3                          245,114                           0.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 May 2004                                                    2                          581,712                           0.06
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 June 2004                                                   8                        1,037,780                           0.10
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 July 2004                                                   4                          484,325                           0.05
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 August 2004                                                12                        1,319,864                           0.13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 September 2004                                             25                        3,863,507                           0.38
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 October 2004                                              100                       13,313,356                           1.30
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 November 2004                                             313                       44,229,582                           4.33
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 December 2004                                           1,073                      156,215,978                          15.28
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 January 2005                                            2,685                      358,843,609                          35.09
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 February 2005                                           1,188                      154,508,011                          15.11
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 March 2005                                                105                       13,724,703                           1.34
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 April 2005                                                  1                           96,988                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 May 2005                                                    1                          100,687                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 June 2005                                                   4                          419,680                           0.04
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 July 2005                                                   1                          150,844                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 August 2005                                                10                        1,694,072                           0.17
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 September 2005                                             11                        1,245,049                           0.12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 October 2005                                               55                        6,331,270                           0.62
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 November 2005                                             210                       26,156,093                           2.56
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 December 2005                                             217                       25,523,619                           2.50
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 January 2006                                            1,020                      120,344,027                          11.77
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 February 2006                                             686                       78,949,874                           7.72
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 March 2006                                                104                       10,842,437                           1.06
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 December 2006                                               1                           26,462                           0.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,856                 $  1,022,618,945                          100.00%
=================================================================================================================================

ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE


TRANSACTION
---------------
---------------

ISSUER         Residential Asset Securities Corporation
SERIES         2003-KS2

COLLATERAL     $2.1 Billion of Home Equity Mortgage Loans

SERVICER       Residential Funding Corporation

RATING AGENCIESMoody's and S&P

STRUCTURE
---------------
---------------

CREDIT SUPPORT
            1- Excess Interest
            2- Overcollateralization
            3- Limited cross collateralization
            4- Subordination
                                                       INITIAL  INITIAL STEPDOWN
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                 CLASS   MOODY'S  S&P   CPN TYPE AMOUNT    SIZE     C/E    C/E
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               FIXED SENIORAaa    AAA   Float / 760,750,0089.50%   10.50% 22.50%
                A-I-IO     Aaa    AAA    Fixed  Notional     -       -      -
                 M-I-1     Aa2     AA    Fixed  36,125,000 4.25%   6.25%  14.00%
                 M-I-2     A2      A+    Fixed  29,750,000 3.50%   2.75%  7.00%
                 M-I-3    Baa2    BBB+   Fixed  23,375,000 2.75%   0.00%  1.50%
               OC TARGET    -      -       -    6,375,000  0.75%     -      -
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               ADJ SENIORS Aaa    AAA    Float  1,150,000,92.00%   8.00%  17.00%
                M-II-1     Aa2     AA    Float  46,875,000 3.75%   4.25%  9.50%
                M-II-2     A2      A+    Float  43,750,000 3.50%   0.75%  2.50%
                M-II-3    Baa2    BBB+   Float  9,375,000  0.75%   0.00%  1.00%
               OC TARGET    -      -       -    6,250,000  0.50%     -      -
               -----------------------------------------------------------------
               -----------------------------------------------------------------

               After the Stepdown Date the subordinates may receive principal payments Zero initial OC building to 0.75% of original pool balance in the case of the fixed pool and 0.50% in the case of the adjustable pool

TRIGGER EVENT A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either: (i) The Product of
               a) 1.1 and b) 60+ day Delinquency Percentage equals or exceeds the senior enhancement percentage (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

               DISTRIBUTION DATESCUMULATIVE REALIZED LOSS PERCENTAGE
                                        FIXED POADJUSTABLE POOL

               March 2006 - February  200[1.60]%  [1.50]%
               March 2007 - February  200[2.60]% [2.35]%
               March 2008 - February 200[3.30]% [3.00]%
               March 2009 and afterwards[4.25]% [3.50]%


LOSS COVERAGE                 FIRST PRINCIPAL LOSS
---------------          --------------------------------
---------------          --------------------------------
                             STATIC LIBOR FWD LIBOR
               ------------------------------------------
               ------------------------------------------
                 CLASS     CDR   CUM LOSS CDR   CUM LOSS
               ------------------------------------------
               ------------------------------------------
                 M-I-1    11.2%  11.1%   11.2%   11.1%
                 M-I-2    7.8%    8.3%   7.8%     8.3%
                 M-I-3    6.6%    7.2%   6.5%     7.1%
               ------------------------------------------
               ------------------------------------------
                M-II-1    13.3%  12.7%   12.6%   12.2%
                M-II-2    8.9%    9.3%   8.2%     8.7%
                M-II-3    7.9%    8.4%   7.1%     7.7%
               ------------------------------------------
               ------------------------------------------

               40% loss severity
               12 month lag in recoveries
               Trigger failing
               Run to maturity
               Defaults are in addition to prepayments
               Run at 23 HEP for fixed rate loans, 100 ARM PPC for ARM loans



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation

Banc of America Securities (Graphic Omitted)

All Information is Preliminary and Subject to Change

Banc Of America Sercurities (Graphic omitted)

Internal Use Only

Excess Spread for the Fixed Rate Group
----------------------------------------
----------------------------------------


                     Static    Forward   Forward   Forward                          Static    Forward   Forward   Forward
------------------------------------------------------------    -----------------------------------------------------------
------------------------------------------------------------    -----------------------------------------------------------
 Period    Paydate  XS Spread XS Spread 1m LIBOR  6m LIBOR       Period   Paydate  XS Spread XS Spread 1m LIBOR  6m LIBOR
    1     04/25/2003   354       354      1.33      1.34           43    10/25/2006   275       275      3.96      4.15
    2     05/25/2003   346       345      1.36      1.34           44    11/25/2006   273       273      4.03      4.19
    3     06/25/2003   347       347      1.34      1.34           45    12/25/2006   271       271      4.09      4.23
    4     07/25/2003   351       350      1.34      1.34           46    01/25/2007   268       268      4.15      4.27
    5     08/25/2003   350       350      1.33      1.35           47    02/25/2007   266       266      4.21      4.31
    6     09/25/2003   350       350      1.33      1.37           48    03/25/2007   264       264      4.27      4.34
    7     10/25/2003   352       352      1.33      1.40           49    04/25/2007   263       263      4.23      4.37
    8     11/25/2003   350       350      1.34      1.47           50    05/25/2007   263       263      4.25      4.42
    9     12/25/2003   350       350      1.34      1.55           51    06/25/2007   262       262      4.30      4.48
   10     01/25/2004   348       346      1.41      1.64           52    07/25/2007   261       261      4.35      4.53
   11     02/25/2004   345       342      1.46      1.74           53    08/25/2007   261       261      4.41      4.58
   12     03/25/2004   345       341      1.53      1.83           54    09/25/2007   260       260      4.46      4.63
   13     04/25/2004   341       334      1.72      1.92           55    10/25/2007   259       259      4.51      4.68
   14     05/25/2004   339       332      1.82      1.98           56    11/25/2007   259       259      4.56      4.70
   15     06/25/2004   336       328      1.88      2.04           57    12/25/2007   258       258      4.61      4.70
   16     07/25/2004   333       327      1.94      2.11           58    01/25/2008   257       257      4.66      4.71
   17     08/25/2004   329       323      2.01      2.16           59    02/25/2008   257       257      4.71      4.72
   18     09/25/2004   326       321      2.07      2.22           60    03/25/2008   256       256      4.75      4.72
   19     10/25/2004   323       320      2.13      2.29           61    04/25/2008   255       255      4.63      4.72
   20     11/25/2004   319       317      2.19      2.38           62    05/25/2008   255       255      4.61      4.75
   21     12/25/2004   315       315      2.25      2.50           63    06/25/2008   254       254      4.65      4.79
   22     01/25/2005   313       313      2.30      2.63           64    07/25/2008   253       253      4.68      4.83
   23     02/25/2005   311       311      2.36      2.75           65    08/25/2008   253       253      4.72      4.87
   24     03/25/2005   308       308      2.42      2.89           66    09/25/2008   252       252      4.76      4.90
   25     04/25/2005   305       305      2.73      3.03           67    10/25/2008   251       251      4.80      4.94
   26     05/25/2005   303       303      2.89      3.12           68    11/25/2008   251       251      4.84      4.97
   27     06/25/2005   300       300      2.98      3.20           69    12/25/2008   250       250      4.87      5.00
   28     07/25/2005   297       297      3.06      3.29           70    01/25/2009   249       249      4.91      5.03
   29     08/25/2005   294       294      3.14      3.36           71    02/25/2009   248       248      4.95      5.06
   30     09/25/2005   292       292      3.22      3.45           72    03/25/2009   247       247      4.98      5.08
   31     10/25/2005   301       301      3.30      3.53           73    04/25/2009   247       247      4.99      5.11
   32     11/25/2005   298       298      3.38      3.58           74    05/25/2009   246       246      5.01      5.14
   33     12/25/2005   296       296      3.46      3.62           75    06/25/2009   245       245      5.04      5.18
   34     01/25/2006   293       293      3.54      3.67           76    07/25/2009   244       244      5.07      5.21
   35     02/25/2006   290       290      3.62      3.70           77    08/25/2009   243       243      5.10      5.24
   36     03/25/2006   286       286      3.70      3.74           78    09/25/2009   242       242      5.14      5.27
   37     04/25/2006   283       283      3.62      3.78           79    10/25/2009   242       242      5.17      5.30
   38     05/25/2006   284       284      3.64      3.83           80    11/25/2009   241       241      5.20      5.31
   39     06/25/2006   282       282      3.71      3.90           81    12/25/2009   242       242      5.23      5.32
   40     07/25/2006   281       281      3.77      3.96           82    01/25/2010   242       242      5.26      5.32
   41     08/25/2006   279       279      3.84      4.03           83    02/25/2010   243       243      5.28      5.33
                                                                -----------------------------------------------------------
                                                                -----------------------------------------------------------
   42     09/25/2006   277       277      3.90      4.09
------------------------------------------------------------
------------------------------------------------------------

Run at 23 HEP



All Information is Preliminary and Subject to Change

Internal Use Only

Banc of America Securities (graphic omitted)

Excess Spread for the Adjustable Rate Group
--------------------------------------------------




                     Static    Forward   Forward   Forward                          Static    Forward   Forward   Forward
------------------------------------------------------------    -----------------------------------------------------------
------------------------------------------------------------    -----------------------------------------------------------
 Period    Paydate  XS Spread XS Spread 1m LIBOR  6m LIBOR       Period   Paydate  XS Spread XS Spread 1m LIBOR  6m LIBOR
    1     04/25/2003   491       491      1.33      1.34           43    10/25/2006   539       542      3.96      4.15
    2     05/25/2003   451       448      1.36      1.34           44    11/25/2006   533       522      4.03      4.19
    3     06/25/2003   445       444      1.34      1.34           45    12/25/2006   540       531      4.09      4.23
    4     07/25/2003   451       450      1.34      1.34           46    01/25/2007   534       516      4.15      4.27
    5     08/25/2003   445       444      1.33      1.35           47    02/25/2007   534       536      4.21      4.31
    6     09/25/2003   445       444      1.33      1.37           48    03/25/2007   552       577      4.27      4.34
    7     10/25/2003   450       450      1.33      1.40           49    04/25/2007   535       536      4.23      4.37
    8     11/25/2003   445       444      1.34      1.47           50    05/25/2007   541       549      4.25      4.42
    9     12/25/2003   451       450      1.34      1.55           51    06/25/2007   536       529      4.30      4.48
   10     01/25/2004   445       437      1.41      1.64           52    07/25/2007   542       544      4.35      4.53
   11     02/25/2004   445       432      1.46      1.74           53    08/25/2007   536       545      4.41      4.58
   12     03/25/2004   456       437      1.53      1.83           54    09/25/2007   537       541      4.46      4.63
   13     04/25/2004   444       404      1.72      1.92           55    10/25/2007   543       553      4.51      4.68
   14     05/25/2004   450       400      1.82      1.98           56    11/25/2007   538       532      4.56      4.70
   15     06/25/2004   443       387      1.88      2.04           57    12/25/2007   544       544      4.61      4.70
   16     07/25/2004   449       388      1.94      2.11           58    01/25/2008   538       528      4.66      4.71
   17     08/25/2004   443       373      2.01      2.16           59    02/25/2008   539       539      4.71      4.72
   18     09/25/2004   442       367      2.07      2.22           60    03/25/2008   550       569      4.75      4.72
   19     10/25/2004   448       369      2.13      2.29           61    04/25/2008   540       549      4.63      4.72
   20     11/25/2004   442       354      2.19      2.38           62    05/25/2008   546       568      4.61      4.75
   21     12/25/2004   447       356      2.25      2.50           63    06/25/2008   540       549      4.65      4.79
   22     01/25/2005   441       341      2.30      2.63           64    07/25/2008   547       564      4.68      4.83
   23     02/25/2005   502       490      2.36      2.75           65    08/25/2008   541       555      4.72      4.87
   24     03/25/2005   519       512      2.42      2.89           66    09/25/2008   542       552      4.76      4.90
   25     04/25/2005   500       450      2.73      3.03           67    10/25/2008   548       566      4.80      4.94
                                                                -----------------------------------------------------------
                                                                -----------------------------------------------------------
   26     05/25/2005   506       444      2.89      3.12
   27     06/25/2005   499       424      2.98      3.20
   28     07/25/2005   504       426      3.06      3.29
   29     08/25/2005   498       453      3.14      3.36
   30     09/25/2005   497       444      3.22      3.45
   31     10/25/2005   502       448      3.30      3.53
   32     11/25/2005   496       427      3.38      3.58
   33     12/25/2005   501       431      3.46      3.62
   34     01/25/2006   508       452      3.54      3.67
   35     02/25/2006   521       509      3.62      3.70
   36     03/25/2006   539       543      3.70      3.74
   37     04/25/2006   519       507      3.62      3.78
   38     05/25/2006   532       526      3.64      3.83
   39     06/25/2006   530       510      3.71      3.90
   40     07/25/2006   537       528      3.77      3.96
   41     08/25/2006   532       540      3.84      4.03
   42     09/25/2006   533       534      3.90      4.09
------------------------------------------------------------
------------------------------------------------------------

Run at 100 ARM PPC

